Provisions	6 Months Ended
Jun. 30, 2026
Provisions [abstract]
Provisions	Provisions
a)    Provisions for Pensions and other post-retirements obligations and Other long term employee benefits
The variation experienced by the balance of the Pensions and other post-retirements obligations and other long-term employee benefits from 31 December 2025 to 30 June 2026, is mainly due to net provisions recognised in equity as a result of changes in financial assumptions and other experience adjustments, partially offset by benefit payments, premiums and contributions (see Note 11.d).
b)    Provisions for taxes and other legal contingencies and Other provisions
Set forth below is the detail, by type of provision, of the balances at 30 June 2026 and at 31 December 2025 of Provisions for taxes and other legal contingencies and Other provisions. The types of provisions were determined by grouping together items of a similar nature:

	EUR million
	30-06-2026	31-12-2025
Provisions for taxes	763	720
Provisions for employment-related proceedings (Brazil)	801	594
Provisions for other legal proceedings	1,739	1,675
Provision for customer remediation	1,031	826
Provision for restructuring	534	279
Other	927	899
	5,795	4,993
Relevant information is set forth below in relation to each type of provision shown in the preceding table:
The provisions for taxes include provisions for tax-related proceedings.
The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor’s office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.
The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Grupo Santander companies.
The provisions for customer remediation include mainly the estimated cost of payments to remedy errors relating to the sale of certain products in the UK, as well as the estimated amount related to the floor clauses of Banco Popular Español, S.A.U. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.
The provisions for restructuring include only the costs arising from restructuring processes carried out by the various Group companies.
Lastly, the Other heading contains very atomized and individually insignificant provisions, such as the provisions to cover the operational risk of the different offices of the Group.
Qualitative information on the main litigation proceedings affecting the Group is provided in Note 10.c.
The Group's general policy is to record provisions for tax and legal proceedings in which the Group assesses the chances of loss to be probable and the Group does not record provisions when the chances of loss are possible or remote. Grupo Santander determines the amounts to be provided for as its best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.
With respect to changes in provisions in the first six months of 2026, for employment and other legal proceedings, in Brazil, provisions of EUR 361 million and EUR 138 million were recorded, making payments of EUR 210 million and EUR 91 million, respectively.
c)    Litigation and other matters
i. Tax-related litigation
At 30 June 2026 the main tax-related proceedings concerning the Group were as follows:
•Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate Programa de Integraçao Social (PIS) and Contribuição para Financiamento da Seguridade Social (COFINS), extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The Federal Supreme Court also admitted the appeals related to the other Group entities both for PIS and COFINS. On June 13, 2023, the Federal Supreme Court ruled unfavorably two cases through General Repercussion (Theme 372), including Banco Santander (Brasil) S.A. case. The Bank has filed a new appeal, considering the possible loss as a contingent liability. The cases of the other Group entities are no longer susceptible of appeal and a provision has been recognized for the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (Imposto sobre a Renda das Pessoas Jurídicas - IRPJ - and Contribuçao Social sobre o Lucro Liquido -CSLL-) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals, which involve several cases, are pending decision in different administrative and judicial instances. No provision was recognised in connection with the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios, Ltda. (DTVM, actually Santander Brasil Tecnología S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (Contribuição Provisória sobre Movimentação Financeira) of the years 2000 to 2002. The administrative discussion ended unfavourably for both companies, and on July 3, 2015, filed a lawsuit requesting the cancellation of both tax assessments. The lawsuit was judged unfavourably in first instance. Therefore, both plaintiffs appealed to the court of second instance. In December 2020, the appeal was decided unfavourably, and the judgement was appealed before the higher courts. This case fell within the scope of the Comprehensive Transaction Programme (Programa de Transaçao Integral) established by the Ministry of Finance, and in 2025 a final settlement was reached. The amounts paid under the terms of the Transaction were fully provisioned.
•In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brasil), (currently Zurich Santander Brasil Seguros e Previdência S.A.), as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. The administrative discussion ended unfavourably, and the CARF decision has been appealed at the Federal Justice. As the former parent of Santander Seguros S.A. (Brasil) (currently Zurich Santander Brasil Seguros e Previdência S.A.), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.
•In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. The Bank appealed before the Higher Chamber of CARF, and a final favourable decision was obtained in April 2024. No provision was recognised in connection with this proceeding as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. In May and October 2024, the appeal related to period 2009 to 2012 was finally rejected by the CARF and the resolution was appealed at the Federal Justice. No provision was recognised in connection with this matter as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices initiated by tax authorities regarding the offsetting of tax losses in the CSLL of year 2009 and 2019. The appeals are pending decision at the administrative level. No provision was recognised in connection with this matter as it is considered to be a contingent liability.
•Banco Santander (Brasil) S.A. filed a suspensive judicial measure aiming to avoid the withholding income tax (Imposto sobre a Renda Retido na Fonte - IRRF), on payments derived from technology services provided by Group foreign entities. A favorable decision was handed down and an appeal was filed by the tax authority at the Federal Regional Court. The Regional Court has issued a decision upholding the tax authorities' appeal, which has subsequently been challenged by the Bank. No provision was recognized as it is considered to be a contingent liability.
•Banco Santander (Brasil) S.A. filed a lawsuit to exclude the income earned on compulsory deposits held with the Central Bank of Brazil (BACEN) from the PIS and COFINS tax base. In 2024, a favorable decision was rendered, which was appealed by the National Treasury. A provision was recognized for the amounts involved.

•Brazilian tax authorities have issued infringement notices against Getnet Adquirência e Serviços para Meios de Pagamento S.A and Banco Santander (Brasil) S.A. as jointly liable in relation to corporate income tax (IRPJ and CSLL) for 2014 to 2018 questioning the tax-deductibility of the amortization of the goodwill from the acquisition of Getnet Tecnologia Proces S.A., considering that the company would not have complied with the legal requirements for such amortization. The tax assessment notices were appealed to the CARF. In 2024, the CARF issued a favourable partial decision on both infraction notices. In December 2024, the tax authorities issued a new infringement notice for 2019 and 2020. No provision was recognized as it is considered to be a contingent liability.
The total amount for the aforementioned Brazil lawsuits that are fully provisioned is EUR 852 million, and for lawsuits that qualify as contingent liabilities is EUR 5,507 million.
At the date of approval of these interim financial statements, there are other less significant tax disputes.
ii. Non-tax-related proceedings
At 30 June 2026 the main non-tax-related proceedings concerning the Group were as follows:
•Payment Protection Insurance (PPI): AXA France IARD and AXA France Vie (former GE Capital Corporation Group entities, known as Financial Insurance Company Ltd (FICL) and Financial Assurance Company Ltd (FACL), acquired by AXA SA in 2015) (together, AXA France) brought a claim against (i) Santander Cards UK Limited (formerly known as GE Capital Bank Limited (GECB), which was acquired by Banco Santander, S.A. in 2008 and subsequently transferred to Santander UK plc); and (ii) Santander Insurance Services UK Limited (a Banco Santander, S.A. subsidiary) (SISUK and together with GECB the Santander Entities). The claim relates to the allocation of liability for compensation and associated costs in respect of a large number of PPI policies distributed by GECB pre-2005, which were underwritten by FICL and FACL.
On 25 July 2025, the Commercial Court of England and Wales handed down its judgment in relation to the claim brought by AXA France (the Judgment). It found against SISUK in relation to AXA France’s claim pursuant to an indemnity in an agency agreement entered into between GECB, FICL and FACL in 2000 and novated by GECB to SISUK in 2010. It also found GECB negligent in the sale of PPI policies, but this element of the claim was time barred to PPI policies sold in the period between 2002 and 2005 and overlaps with the indemnity claim. The Judgment required the Santander Entities to pay GBP 515 million plus interest of GBP 162 million.
In October 2025 the Santander Entities obtained permission to appeal the findings in the Judgment relating to the application of the indemnity arising from PPI sales occurring before the indemnity had been agreed in December 2000 (Santander Appeal).  In January 2026, AXA France obtained permission to cross-appeal the Commercial Court’s rejection of AXA France’s contribution claim made under the Civil Liability (Contribution) Act 1978 (the AXA France’s cross appeal). A decision on the Santander Appeal and AXA France’s cross appeal is expected in the second half of 2026.
With respect to the Santander Appeal and AXA France’s cross-appeal, there are points of legal interpretation to be resolved and, in the case of the cross-appeal, factual points to be determined. The significant uncertainties make it difficult to predict the timing or the final impact of the resolution of the appeals for the Group.
No customers have suffered loss as a consequence of the claim brought by AXA France or the Judgment, nor does it impact upon past redress paid to customers for PPI complaints.
•Motor Finance Broker Commissions: following the Financial Conduct Authority’s (FCA) Motor Market review in 2019 which resulted in a change in rules in January 2021, Santander Consumer (UK) plc (SCUK) received several of county court claims and complaints in respect of its historical use of discretionary commission arrangements (DCAs) prior to the 2021 rule changes. In January 2024, the FCA commenced a review of the use of DCAs between lenders and credit brokers (the FCA Review). Pending the conclusion of its review, the FCA paused the handling of motor finance commission related complaints. The pause is in place until 31 May 2026, reflecting the extended timeline of the FCA's Review and subsequent Consultation (see below). A claim was issued against SCUK, Santander UK plc and others in the Competition Appeal Tribunal (CAT), alleging that SCUK’s historical DCAs in respect of used car financing operated in breach of the Competition Act 1998. These proceedings have been stayed until the end of December 2026 reflecting the timeline of the challenges to the FCA's final redress scheme published on 30 March 2026 (as is explained below).
The Santander UK group Holdings recognised a provision of GBP 293.0 million (EUR 353.3 million) in its financial results for 2024 following a decision of the Court of Appeal in Hopcraft, Wrench and Johnson (Hopcraft) stating that motor dealers acting as credit brokers owed fiduciary or disinterested duties to their customers. On 1 August 2025, the Supreme Court overturned this decision finding that commission payments by lenders to motor dealers would not be unlawful on that basis. In addition, the Supreme Court held that an unfair relationship under s.140A of the Consumer Credit Act 1974 had arisen in one of the cases on its facts and awarded the amount of the commission paid by the lender plus interest at a commercial rate as the remedy. It also confirmed that the test for unfairness of the relationship with borrower was highly fact sensitive and it outlined a series of non-exhaustive factors to consider in assessing unfair relationships in this context (indicating that no or partial disclosure was not necessarily enough on its own to constitute an unfair relationship).
Following the Supreme Court’s judgment, on 3 August 2025, the FCA announced that it aimed to publish a consultation on an industry wide redress scheme in early October and that this consultation would be open for six weeks. In early September 2025, the appeal to the Court of Appeal of the High Court’s judicial review of a final decision by the Financial Ombudsman Service against another lender (which alongside the Supreme Court case was highly relevant to the outcome of the FCA’s Review) was discontinued.
Santander UK increased its provision to GBP 461 million (EUR 528.1 million) in its financial results for 2025, further to the publication of the FCA’s consultation paper on 7 October 2025 regarding a proposed industry-wide motor finance consumer redress scheme (the Consultation). This was based on a range of scenarios and assumptions, reflecting an increased likelihood that a higher number of cases than previously predicted could be eligible for redress, that the FCA would seek to impose a remedy that extended beyond reversing any damaging financial consequences caused by any unfair relationships and potential changes to the proposed scheme following responses to the Consultation or publication of the FCA’s final scheme rules.
On 30 March 2026, the FCA published its Policy Statement PS26/3: Motor finance consumer redress scheme. Following its assessment of the final scheme rules, which included several changes to the proposals in the Consultation, Santander UK group decided not to challenge the scheme and to focus on its implementation in order to bring greater certainty to its customers.
Santander UK updated its scenarios and assumptions including operational and legal costs to reflect the final scheme rules. This resulted in an additional charge of GBP 179 million (EUR 207 million), increasing the total provision to GBP 633 million (EUR 725 million), at the upper end of the previously assessed range.
Applications have been made by certain lenders and a consumer group to challenge aspects of the scheme before the Upper Tribunal. On 1 July 2026, the Tribunal made orders providing for the management of those proceedings and partially suspending certain elements of the scheme including sending communications to affected customers and making compensation payments pending determination of the challenges. The substantive hearing is expected to take place by Q1 2027.

At 30 June 2026, Santander UK has a provision of GBP 623 million (EUR 724 million) corresponding to the existing provision at the end of previous quarter after utilization of costs incurred to date.

As a result, the legal and regulatory outcomes, and the nature, extent and timing of any remediation action remain uncertain.

Given the existing uncertainties, including those relating to the potential implementation of the scheme and the outcome of the challenges, the final financial impact of this matter could differ from the provision recorded as of the reporting date.

•Banco Popular´s acquisition: after the declaration of the resolution of Banco Popular, some investors filed claims against the EU’s Single Resolution Board decision, and the FROB's resolution executed in accordance with the aforementioned decision. Likewise, numerous civil lawsuits were filed against Banco Santander, S.A. alleging that the information provided by Banco Popular was erroneous and requesting from Banco Santander, S.A. the restitution of the price paid for the acquisition of the investment instruments or, where appropriate, the corresponding compensation.
In relation to the direct appeals filed before the General Court of the European Union (EGC) and the Court of Justice of the European Union (CJEU), all appeals were either dismissed or discontinued. Currently, there are no ongoing appeals. On 4 February 2026, the National Court issued its first rulings dismissing the actions brought against the FROB’s decision, in application of the judgments of the EGC and the CJEU.
In the civil proceedings, several Spanish judges referred to the CJEU a number of preliminary questions that have already been resolved. In particular, in the judgments of 5 May 2022 (C-410/20) and 5 September 2024 (C-775/22, C-779/22, C-794/22), the CJEU stated that Directive 2014/59/EU on bank resolution prevents shareholders, subordinated debt holders, and holders of equity instruments converted into shares bringing actions against a financial institution subject to a resolution proceeding or against its successor after the resolution, claiming liability for the information contained in the prospectus, under Directive 2003/71/EC, or actions seeking the nullity of the contract of subscription of capital instruments, which, given its retroactive effects, would result in the refund of the value of such securities, plus the interest accrued as of the date of execution of the contract. In its 11 September 2025 resolutions (C-687/23 and C-447/23), the CJEU declared that the above referred TJUE resolutions do not apply to actions pursued prior to the entity’s resolution. There are currently no other preliminary questions under consideration.
On 4 March 2024, in the context of preliminary proceedings 42/2017, the Central Court of Instruction No. 4 issued a ruling transforming the proceedings into Summary Proceedings and terminating the investigation phase. The ruling considers that the circumstantial evidence resulting from the investigation which could constitute a crime is basically the following: (i) an alleged misrepresentation in the prospectus of the 2016 capital increase of Banco Popular; (ii) an alleged misrepresentation in the annual accounts of Banco Popular for 2015, the interim financial statements for 2016 and the annual accounts for 2016; and (iii) the offer to the market of a distorted amount of regulatory capital, after the capital increase of 2016 (for allegedly having been granted by Banco Popular financing to clients for the subscription of shares in the aforementioned capital increase, without discounting it from the regulatory capital). According to the aforementioned ruling, these facts could constitute the crimes of fraud of investors (art. 282 of the Criminal Code) and accounting falsehood (art. 290 of the Criminal Code). All appeals filed against the ruling have been dismissed.

The accusing parties, including the Public Prosecutor's Office, filed their indictment briefs on 28 October 2024, which included requests for compensation for civil liability and the request that not only the defendants but also several entities are held liable for such compensation, including Banco Santander, S.A., the auditing firm and several insurance companies. Following the filing of the indictment briefs, on 22 November 2024, the Court (Investigating Judge) issued an order for the opening of the oral trial against the defendants and civil liability parties, including Banco Santander, S.A. as a possible civil liable party. However, in line with what was determined by the Spanish National Court and confirmed by the Supreme Court concerning the hypothetical succession of Banco Popular by Banco Santander, S.A., the oral trial has not been opened against the Bank as possible direct civil liable party. Regarding civil liability, the Bank considers that it has no subsidiary civil liability, in light of the CJEU’s judgments of 5 May 2022 (C-410/20), 5 September 2024 (C-775/22, C-779/22, C-794/22) and 11 September 2025 (C-687/23 and C-447/23). Notwithstanding the foregoing, in its 5 October 2022 ruling, the Spanish National Court has stated that this issue shall be resolved within the ongoing proceedings.
The order to open the oral trial states that the plaintiffs have requested compensation for civil liability for a total amount of EUR 2,277.65 million. Additionally, the order rejects the imposition of the guarantee requested by several of the accusing parties, considering that it is unnecessary to secure the outcome of the trial. The defendants and potential civil liable parties submitted their defense writs on 4 February 2025. On 2 March 2026, the order admitting the evidence was issued, and the oral hearing was scheduled to take place from 19 January to 30 June 2027.
The estimated cost of any compensation to shareholders and bondholders of Banco Popular recognized in the 2017 accounts amounted to EUR 680 million, of which EUR 535 million were applied to the commercial loyalty program. On 15 December 2024, Banco Santander, S.A., proceeded to redeem in advance voluntarily all bonds in circulation regarding such commercial action. The CJEU judgements of 5 May 2022 (C-410/20), 5 September 2024 (C-775/22, C-779/22, C-794/22) and 11 September 2025 (C-687/23 and C-447/23) referred above, represented a very significant reduction in the risk associated with these claims.
•German shares investigation: the Bank and other group entities based in the UK - Santander UK plc, Santander Financial Services Plc and Cater Allen International Limited- are involved in investigation and supervisory proceedings conducted by the competent German authorities, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions.
The Group is cooperating with the German authorities. According to the state of the investigations, the result, and the effects for the Group, which may potentially include the imposition of material financial consequences (penalties, and/or disgorgement of proceeds) cannot be reliably anticipated. For this reason, the Group has not recognized any provisions in relation to the potential imposition of financial liabilities.
•Banco Santander was sued in a legal proceeding in which the plaintiff alleges that the Banco Santander breached his contract as CEO of the institution: in the lawsuit, the claimant mainly requested a declaratory ruling upholding the existence, validity and effectiveness of such contract and its enforcement together with the payment of certain amounts. For the case that the main request is not granted, the claimant sought a compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander answered to the legal action stating that the conditions to which the appointment of that position was subject to were not met; that the executive services contract required by law was not concluded; and that in any case, the parties could terminate the contract without any justified cause. On 17 May 2021, the plaintiff reduced his claims for compensation to EUR 61.9 million.
On 9 December 2021, the Court upheld the claim and ordered the Bank to compensate the claimant in the amount of EUR 67.8 million. By court order of 13 January 2022, the Court corrected and supplemented its judgment, reducing the total amount to be paid by the Bank to EUR 51.4 million and clarifying that part of this amount (EUR 18.6 million buy out) was to be paid under the terms of the offer letter, i.e., entirely in Banco Santander shares, within the deferral period for this type of remuneration at the plaintiff's former employer and subject to the performance metrics or parameters of the plan in force at the Bank, which was that of 2018. As explained in note 5 of the report of the consolidated annual accounts of the year 2022, the degree of performance of these objectives was 33.3%.
The Bank filed an appeal against the judgment before the Madrid Court of Appeal, which was opposed by the plaintiff. At the same time, the plaintiff filed an application for provisional enforcement of the judgment in the First Instance Court. A court order was issued ordering enforcement of the judgment, and the Bank deposited in the court bank account the full amount provisionally awarded to the claimant, including interest, for an approximate sum of EUR. 35.5 million, within the voluntary compliance period.
On 6 February 2023, Banco Santander was notified with the judgment of 20 January 2023 by which the Madrid Court of Appeal partially upheld the appeal filed by the Bank. The judgment has reduced the amount to be paid by EUR 8 million, which, to the extent that this amount was already paid in the provisional partial enforcement of the judgement of first instance court, must be returned to the Bank together with other amounts for interest, which the appeal judgement also rejects. The plaintiff deposited circa EUR 9.6 million. This amount was received by the Bank on 11 July 2023.
On 11 April 2023, the Bank filed an extraordinary appeal for procedural infringement and an appeal in cassation against the Madrid Court of Appeal’s judgment before Spanish Supreme Court. The extraordinary and cassation appeals submitted by the Bank were accepted on 26 March 2025 and are pending to be resolved. Existing provisions cover the estimated risk of loss.
•CHF Polish Mortgage Loans (Santander Consumer Bank Poland): in October 2019, the CJEU rendered its decision in relation to the effects of the potential unfairness of certain contractual clauses in CHF-Indexed loan agreements. The CJEU established that it for the national courts to determine the invalidity of a contract where it cannot be maintained without the clause declared unfair and where no supplementary provisions exist that would allow the contract to be maintained. Subsequently, in June 2023, the CJEU confirmed that the effects of such invalidity must be determined in accordance with national law, interpreted in the light of Directive 93/13/EEC, and that claims by financial institutions exceeding the reimbursement of the loan principal and, where applicable, default interest, are contrary to the objectives of that Directive.
In April 2024, the Civil Chamber of the Polish Supreme Court issued a judgment confirming that clauses relating to the mechanism for determining the exchange rate declared abusive cannot be replaced by alternative provisions and that, in the absence of a binding exchange rate, the contract is not enforceable for the parties. With regard to the effects of invalidity, the Supreme Court confirmed the existence of independent restitution claims for each party and ruled out the possibility of claiming interest or other amounts for the use of the funds. Nevertheless, certain aspects of this judgment have been subject to internal debate within the Supreme Court itself, reflecting the complexity and evolving nature of the jurisprudential framework.
In this context, Santander Consumer Bank S.A. estimates legal risk using a model that considers different possible outcomes and regularly review court rulings on this matter in order to assess changes in case law, including the impact of the aforementioned Supreme Court judgment. Settlements are being reached both with customers who have already initiated legal proceedings and with customers who have not yet filed a claim. The model used to calculate provisions for legal risks considers the evolution and expected development of such settlements.
As of 30 June 2026, Santander Consumer Bank S.A. (Poland), held a portfolio of mortgages denominated in or indexed to CHF amounting to approximately PLN 523.4 million (EUR 123.9 million). As of the same date, the total amount adjusted against the gross carrying amount of loans in accordance with IFRS 9, together with the provisions recognised under IAS 37, amounts to PLN 775.1 million (EUR 180.4 million), of which PLN 410.1 million (EUR 95.4 million) corresponds to adjustments to the gross carrying amount under IFRS 9 and PLN 365.0 million (EUR 84.9 million) to provisions recognised under IAS 37. The adjustment to gross carrying amount in accordance with IFRS9 and under IAS 37 during the first 6 months of 2026 are not material. Other costs related to the dispute amounted to PLN 62.3 million (EUR 14.7 million).
The Group continues to monitor the evolution of legal proceedings and to periodically review the adequacy of the provisions recognised, which represent the best estimate of the risk existing as of 30 June 2026.
•Banco Santander Mexico: dispute regarding a testamentary trust constituted in 1994 by Mr. Roberto Garza Sada in Banca Serfin (currently Santander Mexico) in favor of his four sons in which he affected shares of Alfa, S.A.B. de C.V. (respectively, Alfa and the Trust). During 1999, Mr. Roberto Garza Sada instructed Santander México in its capacity as trustee to transfer 36,700,000 shares from the Trust's assets to his sons and daughters and himself. These instructions were ratified in 2004 by Mr. Roberto Garza Sada before a Notary Public.
Mr. Roberto Garza Sada passed away on 14 August 2010 and subsequently, in 2012, his daughters filed a complaint against Santander Mexico alleging it had been negligent in its trustee role. The lawsuit was dismissed at first instance in April 2017 and on appeal in 2018. In May 2018, the plaintiffs filed an appeal (recurso de amparo) before the First Collegiate Court of the Fourth Circuit based in Nuevo León, which ruled in favor of the plaintiffs on 7 May 2021, annulling the 2018 appeal judgment and condemning Santander Mexico to the petitions claimed, consisting of the recovery of the amount of 36,700,000 Alfa shares, together with dividends, interest and damages.
Since 2021, Santander Mexico has filed before the Supreme Court of Justice of the Nation a constitutional review challenge (recurso de revisión constitucional) against the referred decision which was initially rejected by the Supreme Court; and several appeals (recursos de reclamación) against such rejection. On 25 June 2025, one of the appeals filed by the Bank was accepted, and this decision was extended to a remaining one, which will now be resolved. In case that these appeals are resolved favorably to the Bank, the Supreme Court will decide on the merits of the constitutional review against the judgment which condemned the Bank.
In parallel to the foregoing, the Bank also filed an amparo against the judgment favorable to the plaintiffs rendered by the First Collegiate Court of the Fourth Circuit in the State of Nuevo León before the Collegiate Courts of such State. In April 2026, the Supreme Court of Justice of the Nation admitted the request filed by the Bank in 2024 to hear and resolve the amparo appeal.

The challenges and appeals filed by the Bank imply that the judgment rendered in favour of the plaintiffs is not final, and Santander México believes that the actions taken should prevail and reverse the decision against it. The impact of a potential unfavorable resolution for Santander México will be determined in a subsequent proceeding and will also depend on the additional actions that Santander México may take in its defense, so it is not possible to reliably determine it at this time. At the current stage of the proceedings, the provisions recorded are considered sufficient to cover the risks deriving from this claim.
•Mortgage Expenses: In December 2015 the Spanish Supreme Court ruled that mortgage clauses relating to the payment of fees associated to formalizing the mortgage were abusive. On 27 November 2018, the Supreme Court agreed that the taxpayer of the documented legal acts stamp duty tax (IAJD) on the mortgage loans should be the borrower. On 9 November 2018, RDL 17/2018 came into force and modified the Law of the IAJD, establishing that the taxpayer is the Bank. On 23 January 2019, the Supreme Court ruled the distribution of the same must be 50% between the Bank and the borrower in public notary expenses and agency expenses. The Supreme Court also ruled that the Bank must pay 100% of the Registry. On 26 October 2020, the Supreme Court ruled that the Bank is fully responsible for the management expenses; and on 27 January 2021, the Supreme Court ruled that the Bank is also responsible for the valuation expenses.
The CJEU judgment of 25 January 2024 established that, for the purposes of calculating the limitation period, it is necessary that the consumer is aware of their rights and of the possibility that their clause may be null and void. The CJEU also stated that it cannot be presumed that the consumer has knowledge of national case law on consumer rights, even if such case law is well established. The CJEU judgment of 25 April 2024, while declaring that the specific judgment declaring the nullity of the clause constitutes an appropriate moment for the limitation period to commence, added that this is without prejudice to the professional’s ability to prove that the consumer had, or could reasonably have had, knowledge of the unfair nature of the clause in question prior to that decision being issued. The Spanish Supreme Court, in its judgment of 14 June 2024, confirmed that the commencement of the limitation period requires the professional to prove, in each individual case, that the consumer was aware of the unfair nature of the clause, providing specific evidence regarding their dealings with that consumer. The recorded provision includes the best estimate of Group’s liability for this matter.
Banco Santander, S.A. and the other Group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters additional to those referred to here.
With the information available to it, the Group considers that, at 30 June 2026, it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Those cases in which provisions have been registered but are not disclosed are justified on the basis that it would be prejudicial to the proper defense of the Group. Subject to the qualifications made, the Group believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position, or results of operations.